Institutional Class Shares Ticker Symbol EPFTX
Investor Class Shares Ticker Symbol EPFIX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI
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EARNEST Partners Fixed Income Trust

A series of
The Nottingham Investment Trust II

INSTITUTIONAL CLASS SHARES
INVESTOR CLASS SHARES
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SUMMARY PROSPECTUS
July 29, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at http://secure.ncfunds.com/TNC/fundpages/33.htm for the Institutional Class Shares and http://secure.ncfunds.com/TNC/fundpages/34.htm for the Investor Class Shares.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information, each dated July 29, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective.  The Fund seeks to preserve capital and maximize total return through active management of investment-grade fixed-income securities.

Fees and Expenses of the Fund.  These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
	Institutional	Investor
Maximum Sales Charge (Load) Imposed On Purchases
(as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
	Institutional	Investor
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	1.11%	1.11%
Total Annual Fund Operating Expenses	1.56%	1.81%
Fee Waivers and/or Expense Reimbursements1	1.16%	1.16%
Total Annual Fund Operating Expenses After
Fee Waivers and/or Reimbursements1	0.40%	0.65%

1 The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the

Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of such Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 0.40% of the average daily net assets of the Fund for the period ending the last day of July 2011.  The Expense Limitation Agreement may not be terminated by either party prior to that date.  Subject to certain conditions, the Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$41	$379	$740	$1,758
Investor Class Shares	$66	$456	$871	$2,031

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.62% of the average value of its portfolio.

Principal Investment Strategies.  The Fund pursues its investment objective by investing in market sectors or particular securities that the Fund’s investment advisor, EARNEST Partners, LLC (“Advisor”), believes are undervalued due to market inefficiencies, offering additional income and price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity.

The Advisor implements this strategy by calculating an expected yield for various market sectors and securities and comparing the results to actual market yield levels.  The expected yield is calculated using such factors as quality, duration, liquidity, and the relationship between price and yield.  Investment decisions are made based upon opportunities the Advisor perceives to exist as a result of the differences in the expected yield and the actual market level yield.

The Advisor also considers the following when selecting securities:

•	historical yield relationship between a security and a corresponding benchmark;
•	credit risk;
•	market volatility;
•	interest rate levels relative to historical interest rate levels; and
•	supply and demand factors (i.e. spreads tend to widen when supply for a security exceeds demand).

In managing the Fund, the following additional restrictions are used:

•
Portfolio duration will vary between 2 and 7 years, which is currently approximately equivalent to a 3 to 12 year average life.  Duration is a measure of the weighted average maturity of the fixed-income instruments held by the Fund and can be used by the Advisor as a measure of the sensitivity of the market value of the Fund to changes in interest rates.  Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates.

•
At least 90% of the portfolio will be in bonds rated investment grade or better at all times by a nationally recognized securities rating organization or, if no rating exists, of equivalent quality in the determination of the Advisor.  Subject to the limitations of this restriction, the Fund is also permitted to invest in securities that are below investment-grade, including junk bonds.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.

•
Credit Risk:  Credit risk is the risk that the issuer or guarantor of a debt security (such as a debenture or a secured corporate bond) or counterparty to the Fund’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.

•
Interest Rate Risk:  The price of a bond, debenture, or fixed income security is dependent upon interest rates.  When interest rates increase, the value of securities holdings of the Fund that are subject to this risk will go down.  Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates.

•
Maturity Risk:  The Fund does not have a limitation policy regarding the length of maturity of its debt holdings.  In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

•
Investment-Grade Securities Risk:  The Fund may invest in various rated investment-grade securities, including securities rated BBB by Standard & Poor’s or Fitch, Inc. or Baa by Moody’s Investor Service, Inc.  While these rated securities are considered investment-grade, they are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by Standard & Poor’s or Fitch, Inc. and Aa or better by Moody’s) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

•
Junk Bonds or Lower-rated Securities Risk:  Although the Fund generally intends to maintain at least 90% of its assets in investment grade bonds, the Fund is permitted to purchase lower-rated debt securities and junk bonds.  Debt securities rated below Baa by Moody’s and BBB by S&P or Fitch Investors Service, Inc. are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher-rated fixed income securities.

•
Investment Advisor Risk:  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.  There can be no assurance that the Fund will be successful in meeting its objective.

•
Market Sector Risk:  The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities.  Investments in particular industries or sectors may be more volatile than the overall stock market.

An investment in the Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency.

Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the Fund’s Institutional Class Shares average annual total returns compare to that of a broad-based securities market index.  The annual returns for the Investor Class Shares are expected to be substantially similar to the annual returns of the Institutional Class Shares because they are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor Class Shares have a 12b-1 fee.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/33.htm for the Institutional Class Shares and by visiting http://secure.ncfunds.com/TNC/fundpages/34.htm for the Investor Class Shares.

Quarterly Returns During This Time Period
Highest return for a quarter	7.77%	Quarter ended September 30, 2009
Lowest return for a quarter	-2.62%	Quarter ended June 30, 2004
Year-to-date return as of most recent quarter	7.31%	Quarter ended June 30, 2010

Average Annual Total Returns Periods Ended December 31, 2009	Past 1 Year	Past 5 Years	Past 10 Years
EARNEST Partners Fixed Income Trust Before taxes After taxes on distributions After taxes on distributions and sale of shares	16.90% 14.66% 10.89%	5.11% 3.30% 3.27%	6.15% 4.26% 4.13%
Barclays Capital Aggregate Bond Index	5.93%	4.97%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor.  EARNEST Partners, LLC is the Fund’s investment advisor.

Portfolio Manager.  The Fund is co-managed by Douglas S. Folk (Partner at the Advisor) who has served as portfolio manager since 1998 and Christopher J. Fitze (Analyst and Investment Manager at the Advisor) who has served as portfolio manager since 2006.

Purchase and Sale of Fund Shares.  The minimum initial investment is $100,000 and the minimum subsequent investment is $10,000 ($100 under an automatic investment plan) for Institutional Class Shares of the Fund.  The minimum initial investment is $3,000 and the minimum subsequent investment is $500 ($100 under an automatic investment plan) for Investor Class Shares of the Fund.

Purchase and redemption orders by mail should be sent to the EARNEST Partners Fixed Income Trust, Institutional Class Shares or Investor Class Shares, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing though a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI